UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2023 (June 2, 2023)

Humana Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-5975	61-0647538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Main Street, Louisville, KY 40202

(Address of principal executive offices, and zip code)

(502) 580-1000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 2, 2023, Humana Inc. (the “Company”) entered into two separate revolving credit facilities: (i) a five-year $2.5 billion unsecured revolving credit agreement with the several banks and other financial institutions from time to time parties thereto, JPMorgan Chase Bank, N.A. as Agent, Bank of America, N.A. as the Syndication Agent, Citibank, N.A., Goldman Sachs Bank USA, PNC Capital Markets LLC, U.S. Bank, National Association and Wells Fargo Securities, LLC, as Documentation Agents, and JPMorgan Chase Bank, N.A., BofA Securities, Inc., Citibank, N.A., Goldman Sachs Bank USA, PNC Capital Markets LLC, U.S. Bank, National Association and Wells Fargo Securities, LLC, as Joint-Lead Arrangers and Joint Bookrunners (the “5-Year Credit Agreement”), which amended and restated the Company’s five-year, $2.5 billion unsecured revolving credit agreement dated as of June 4, 2021 (as amended, the “Previous Credit Agreement”), and (ii) a 364-day $1.5 billion unsecured revolving credit agreement with the several banks and other financial institutions from time to time parties thereto, JPMorgan Chase Bank, N.A. as Agent, Bank of America, N.A. as the Syndication Agent, Citibank, N.A., Goldman Sachs Bank USA, PNC Capital Markets LLC, U.S. Bank, National Association and Wells Fargo Securities, LLC, as Documentation Agents, and JPMorgan Chase Bank, N.A., BofA Securities, Inc., Citibank, N.A., Goldman Sachs Bank USA, PNC Capital Markets LLC, U.S. Bank, National Association and Wells Fargo Securities, LLC, as Joint-Lead Arrangers and Joint Bookrunners (the “364-Day Credit Agreement”, and together with the 5-Year Credit Agreement, the “Revolving Credit Agreements”), which replaces that certain 364-day $1.5 billion unsecured revolving credit agreement, dated as of June 3, 2022, which has expired in accordance with its terms. Any borrowings under the Revolving Credit Agreements will be used by the Company for general corporate purposes.

Loans under the Revolving Credit Agreements bear interest at Term SOFR or the base rate plus a spread. The Company will pay an annual facility fee under each Revolving Credit Agreement regardless of utilization.

The Revolving Credit Agreements contain customary covenants, including a maximum debt to capitalization financial condition covenant, as well as customary events of default. The terms of the Revolving Credit Agreements also include standard provisions related to conditions of borrowing, including customary representations and warranties. In addition, the Revolving Credit Agreements permit the incurrence up to $750 million of incremental commitments, which amount may be allocated between the 5-Year Credit Agreement and the 364-Day Credit Agreement as the Company may elect.

We have other relationships, including financial advisory and banking, with some parties to the Revolving Credit Agreements.

As of June 2, 2023, we have no borrowings outstanding under the Revolving Credit Agreements and approximately $21 million of issued and undrawn letters of credit under the 5-Year Credit Agreement. Accordingly, as of June 2, 2023, we have $2.47 billion of remaining borrowing capacity under the 5-Year Credit Agreement and $1.5 billion of remaining borrowing capacity under the 364-Day Credit Agreement.

The foregoing description of the Revolving Credit Agreements does not purport to be complete. For an understanding of the terms and provisions of the 5-Year Credit Agreement and the 364-Day Credit Agreement, reference should be made to the copies of those agreements attached as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

The 5-Year Credit Agreement replaces the Previous Credit Agreement in its entirety.

Under the Previous Credit Agreement, at our option, we were able to borrow on either a competitive advance basis or a revolving credit basis. The revolving credit portion bore interest at LIBOR or the base rate plus a spread. The competitive advance portion of any borrowings bore interest at market rates prevailing at the time of borrowing on either a fixed rate or a floating rate based on LIBOR, at our option. We paid an annual facility fee regardless of utilization.

The Previous Credit Agreement contained customary covenants, including a maximum debt to capitalization financial condition covenant, as well as customary events of default. At the time of termination of the Previous Credit Agreement, we were in compliance with the financial condition covenant.

There were no borrowings outstanding under the Previous Credit Agreement at the time of its termination and all letters of credit outstanding under the Previous Credit Agreement will constitute letters of credit outstanding under the 5-Year Credit Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under Item 1.01 of this Current Report on Form 8-K is also responsive to Item 2.03 of this Current Report on Form 8-K and is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Five-Year $2.5 Billion Amended and Restated Credit Agreement, dated as of June 2, 2023, among Humana Inc., and JPMorgan Chase Bank, N.A. as Agent, Bank of America, N.A. as Syndication Agent, Citibank, N.A., Goldman Sachs Bank USA, PNC Capital Markets LLC, U.S. Bank, National Association and Wells Fargo Securities, LLC, as Documentation Agents, and JPMorgan Chase Bank, N.A., BofA Securities, Inc., Citibank, N.A., Goldman Sachs Bank USA, PNC Capital Markets LLC, U.S. Bank, National Association and Wells Fargo Securities, LLC, as Joint-Lead Arrangers and Joint Bookrunners.

10.2	364-Day $1.5 Billion Revolving Credit Agreement, dated as of June 2, 2023, among Humana Inc., and JPMorgan Chase Bank, N.A. as Agent, Bank of America, N.A. as Syndication Agent, Citibank, N.A., Goldman Sachs Bank USA, PNC Capital Markets LLC, U.S. Bank, National Association and Wells Fargo Securities, LLC, as Documentation Agents, and JPMorgan Chase Bank, N.A., BofA Securities, Inc., Citibank, N.A., Goldman Sachs Bank USA, PNC Capital Markets LLC, U.S. Bank, National Association and Wells Fargo Securities, LLC, as Joint-Lead Arrangers and Joint Bookrunners.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ John-Paul Felter
John-Paul Felter
Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)

Dated: June 2, 2023